UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 21, 2007

INTER-CONTINENTAL SERVICES CORP.

(Exact name of registrant as specified in charter)

Missouri

(State or other jurisdiction of incorporation)

0000-04519 (Commission File Number)	44-0628974 (IRS Employer Identification No.)

750 Royal Crest Circle, Suite 325, Las Vegas, Nevada 89109

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (760) 400-0888

330 Rancheros Drive, Suite 258, San Marcos, California 92069

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 20, 2005, the Board of Directors elected the following persons to the Board of Directors: Gregory S. Odell, Juan A. Ruiz, Jack Alexander, and Debra Newson. The Board of Directors then accepted the resignations of all the prior members of the Board, including James LaVoie, Director and President. The Board of Directors then elected the following officers to serve until the next Shareholder Meeting: Gregory S. Odell, President, Chief Executive Officer and Treasurer; Debra Newson, Secretary.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On December 22, 2005, the Board of Directors elected to change the domicile of the company from Missouri to Nevada and to change the name from Inter-Continental Services, Corp to Orbital Enterprises. The new agent for service is Melanie Scott, 750 Royal Crest Circle, Suite 325, Las Vegas, Nevada 89109. The officers and directors remain the same.

SECTION 8. OTHER EVENTS

Item 8.01 Other Events

The Board of Directors have elected to withdraw from the Securities Exchange Commission’s Reporting Requirements by filing a Form 15.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of December, 2005.

INTER-CONTINENTAL SERVICES, CORP. By: /s/ Gregory S. Odell Gregory S. Odell President